                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2001

                           CHESHIRE DISTRIBUTORS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                 000-26186                   84-1209978
           --------                 ---------                   ----------
 (State or other jurisdiction      (Commission           (IRS Employer
  of incorporation)                  File No.)            Identification Number)

           135 West 50th Street, Suite 1700, New York, New York 10020
                 ----------------------------------------------
             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (212) 541-5800

Item 1.   Changes in Control of Registrant.
          --------------------------------

     (a) Effective as of May 7, 2001, Cheshire Distributors, Inc. (the "Company"
or "Registrant")  consummated  various note modifications and release agreements
("Note   Modifications")  with  the  holders   ("Convertible   Noteholders")  of
outstanding  convertible notes ("Convertible Notes") of the Company. The Company had 6 Convertible Noteholders who held an aggregate of $2,056,500,  in principal amount  plus  $139,700  of accrued  interest  excluding  any  penalty or default interest (the "Outstanding Amount") of the Company. By the terms of the original
Convertible  Notes the majority of those Convertible Notes were convertible into shares of the Company's  common stock based on a formula purchase price equal to eighty-five  percent of the lowest  closing "bid" price of the Company's  common stock for the 3 trading days out of 15 preceding the  conversion  date as quoted on the OTC Bulletin  Board. If the  Convertible  Noteholders  were to have fully exercised  their  conversion  right  effective  April 30, 2001,  they would have received  in  excess  of 60  million  shares  of  the  Company's  common  stock.
Additionally,  some of the Convertible Noteholders had earlier received warrants to purchase common stock.  Pursuant to the Note  Modifications,  the Convertible
Noteholders agreed to the full satisfaction and payment of the Convertible Notes and  cancellation  of the  warrants  by the  Company  issuing  an  aggregate  of
22,436,621  shares of the Company's common stock and delivering cash payments in the amount of $549,052 in  reduction  of the  outstanding  amounts due under the
Convertible Notes. All of the six Convertible  Noteholders represented that they are "accredited  invesors" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). The Company also agreed to use its best efforts to negotiate  with all other  noteholders of the Company and unsecured  creditors for the  satisfaction  and release of their claims against the Company. Additionally, as part of the Note Modifications, the existing  directors of the Company,  Lev Greenberg,  Lionel Growan and Gilad Gat
agreed to resign as directors and officers effective upon completion of the Note
Modifications and delivery of the Company's shares to the respective Convertible
Noteholders which occurred on May 7, 2001. Prior to such resignations,  however, they  agreed to fill a vacancy on the Board of  Directors  with the  majority of
Convertible Noteholders' nominee Mr. Abraham Grossman. Further as a condition of the Note  Modifications,  the  directors  and  officers  agreed to return to the
Company  for  cancellation  approximately  9  million  shares  of  common  stock previously issued and owned by them.

     A copy of the  Modification and Release  Agreement  between the Company and
Keshet LP, Nesher, Ltd. and Keshet Fund LP is incorporated herein; the foregoing summary is qualified in its entirety by such reference.  See Item 7.

     The  basis  of  the  "control"  by the  Convertible  Noteholders  is  stock ownership.  Four of the Convertible Noteholders,  representing a majority of all of the company's  debtors  (Etta  Investments,  Keshet LP, Nesher Ltd.,  and the
Keshet Fund LP), created a combined group (the "Group").

     Consequently, the implementation of the Note Modifications resulted in

     1. The Convertible Noteholders agreeing that $2,056,500 of convertible debt was paid and satisfied in full, and the outstanding warrants were cancelled;

     2. The Convertible  Noteholders  receiving 22,436,621 shares of "restricted securities"  of the  Company's  common  stock,  in lieu of the in  excess  of 60 million shares that they were otherwise  entitled under the  Convertible  Notes, which shares upon issuance represent for the Group a majority of the outstanding shares of common stock of the Company.

     3.  The  Resignation  of  the  directors  and  executive  officers  of  the
Registrant.

     4. The election of the nominee of the Convertible  Noteholders  Group,  Mr.
Abraham  Grossman,  as a director of the Company to fill a vacancy on the Board, who after the  resignations by the remaining  directors became the sole director of the Company.

     5. The Company's previous  directors and officers,  Lev Greenberg and Gilad
Gat, Lionel Growan and  a consultant  to the company, returning an  aggregate of approximately 9 million shares of common stock to the Company for cancellation.

     6. The Company  negotiating  with the holders of  outstanding  notes of the
Company  in the  aggregate  amount  of  $555,696,  who  agreed to accept in full satisfaction and cancellation of their notes (the "Unsecured Notes") $138,923 in cash and  4,029,512  of  "restricted  shares"  of common  stock of the  Company.
Accordingly,  the Company has paid off and satisfied $555,696 of Unsecured Notes of the Company.  All of the holders of the Unsecured Notes represented that they are "accredited  invesors" as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     A copy of the form of Modification  and Release  Agreement with the holders of the  Unsecured  Notes  is  incorporated  herein;  the  foregoing  summary  is qualified in its entirety by such reference. See Item 7.

     7. The Company  negotiating  with the 14 parties to whom the  Company  owed accounts payable in the aggregate amount of approximately  $602,066,  ("Accounts
Payable") who agreed to accept in full  satisfaction  and  cancellation of their accounts  receivable  from the Company (the "Unsecured  Creditors")  $147,414 in cash and  3,640,405  of  "restricted  shares"  of common  stock of the  Company.
Accordingly,  the  Company  has paid off and  satisfied  $606,066  of  unsecured
Accounts Payable of the Company.

     A copy of the form of Settlement  and Release  Agreement with the Unsecured
Creditors  is  incorporated  herein;  the  foregoing  summary is modified in its entirety by such reference. See Item 7.

     All of the  shares of common  stock  issued in the  transactions  described above were "restricted  securities" issued pursuant to the exemption provided by
Section 4(2) of the Securities Act as a non-public offering.

     (b)  The  former  principal   stockholders  of  the  Registrant  and  their
percentages of ownership of the outstanding  voting securities of the Registrant prior to the completion of the Note Modifications were:  8,472,979 shares by Lev
Greenberg (76%), and 498,402 shares by Gilad Gat (4.5%).

     The following  table contains  information  regarding share holdings of the
Registrant's  directors and executive officers and those persons or entities who beneficially  own more than 5% of the  Registrant's  common  stock,  taking into account the issuance of all shares under the Note  Modifications as described in
Item 1(a) above:

                                                                              Percent of Common
                                                       Amount and Nature            Stock
Name                                                    of Ownership (2)         Outstanding
----                                                   -----------------         -----------
Abe Grossman (1)                                          19,236,178                55.1%

All directors and officers as a group                     19,236,178                55.1%
(1)

(1) Mr. Grossman is the sole Director and Officer.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     (a) See Item 1.

     The consideration  exchanged under the Note Modifications was negotiated at
"arms length" and the Board of Directors of the Registrant used criteria used in similar proposals  involving the Registrant in the past,  including the relative value of the assets of the  Registrant.  The Board of Directors  determined that the consideration for the exchange was reasonable, under these circumstances.

     No director,  executive officer or controlling person of the Registrant had any direct or indirect  interest  in the  Convertible  Noteholders  prior to the completion of the Note Modifications.

Management
----------

Abraham Grossman

Abraham  Grossman has more than two decades of experience in the health care and real estate  industries,  as a developer and manager of various  skilled nursing facilities as well as other commercial and residential properties.  Mr. Grossman also has served as an

investment  advisor and trustee of a jointly operated  union/management  welfare and pension fund with holdings in excess of $100 million.

Item 3.   Bankruptcy or Receivership.
          --------------------------

     None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

     None; not applicable.

Item 5.   Other Events.
          ------------

     None; not applicable.

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------

Lev  Greenberg,  Gilad Gat and Lionel Growan who were the pre-Note  Modification directors and,  Greenberg and Gat were the executive officers of the Registrant, resigned and immediately prior thereto voted to appoint Mr. Abe Grossman to fill a prior vacancy on the Board of Directors to serve in the  capacities  indicated
in Item 2(b) above.  This person  will serve  until the next  respective  annual meetings of the  Company's  stockholders  and Board of  Directors  and until his successors  are elected and  qualified  or until  their  prior  resignations  or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

None; not applicable

   Exhibits
   --------

     10.4  Modification  and  Release  Agreement  between the Company and Keshet
Fund, LLP, Keshet, L.P. and Nesher, Ltd. dated March 22 , 2001.

     10.5 Form of Settlement and Release  Agreement  between the Company and the
Unsecured Noteholders.

     10.6 Form of Modification and Release Agreement between the Company and the
Unsecured Creditors.

Item 8.   Change in Fiscal Year.
          ---------------------

     None; not applicable.

                                   SIGNATURES

     Pursuant to the  requirements  of the  Securities and Exchange Act of 1934, the  Registrant  has duly  caused  this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHESHIRE DISTRIBUTORS, INC.

Date: May 11, 2001                      By:  /s/ Abe Grossman
                                           ____________________________________
                                           Abe Grossman
                                           Chairman and Chief Executive Officer